Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-173116) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
●	ServiceSource International, LLC 2008 Share Option Plan
●	ServiceSource International, LLC 2004 Omnibus Share Plan
(2)	Registration Statement (Form S-8 No. 333-181104) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(3)	Registration Statement (Form S-8 No. 333-188652) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(4)	Registration Statement (Form S-8 No. 333-194440) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(5)	Registration Statement (Form S-8 No. 333-202809) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(6)	Registration Statement (Form S-8 No. 333-210014) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(7)	Registration Statement (Form S-8 No. 333-216472) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(8)	Registration Statement (Form S-8 No. 333-223413) pertaining to the:
●	ServiceSource International, Inc. 2011 Equity Incentive Plan
●	ServiceSource International, Inc. 2011 Employee Stock Purchase Plan
(9)	Registration Statement (Form S-8 No. 333- 239211) pertaining to the:
●	ServiceSource International, Inc. 2020 Equity Incentive Plan
(10)	Registration Statement (Form S-8 No. 333-257316) pertaining to the:
●	ServiceSource International, Inc. 2020 Equity Incentive Plan

of our reports dated February 23, 2022, with respect to the consolidated financial statements of ServiceSource International, Inc., and the effectiveness of internal control over financial reporting of ServiceSource International, Inc. included in this Annual Report (Form 10-K) of ServiceSource International, Inc. for the year ended December 31, 2021.

/s/ Ernst & Young LLP

Denver, Colorado

February 23, 2022